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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 9, 2004
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                                 IA Global, Inc.
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               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
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           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS

IA Global Inc. announced that Rex Tokyo signed an agreement to establish a joint venture company in Japan on September 6, 2004. This joint venture will be 60% owned by Rex Tokyo and 40% owned by Kyushu Tesco Co Ltd,. The joint venture company (Timothy World Co. Ltd) expects to sign an exclusive sales agreement with Kyushu Tesco for the supply of lighting fixtures to the Pachinko industry in September, 2004.

Kyushu Tesco has developed a unique down-lighting fixture that allows three times the lighting capacity to be achieved from a standard fixture, thus reducing running costs of the lights. Rex Tokyo has already test marketed the lighting system to a number of its clients. This joint venture will enable Rex and Tesco to market the lighting system to a much wider client base. The joint venture company expects revenues of $2,000,000 during 2004 and $5,000,000 on an annual basis.

Rex Tokyo will contribute approximately $55,000 out of working capital and loans for its 60% interest in the joint venture company. In addition, Rex Tokyo expects to provide a working capital loan as the business increases.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired- *

          (b) Pro Forma financial information- *

          (c) Exhibits:

          EXHIBIT NO.                   DESCRIPTION
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          2.1       Joint Venture Establishment Agreement dated September 6,
                    2004 between Rex Tokyo Co Ltd and Tesco Co Ltd

          99.1 Press release dated September 9, 2004 relating to the Rex Tokyo Co Ltd Tesco Co Ltd joint venture.

                    *Our inclusion within 4 days after this acquisition transaction of any required historical financial statements of the joint venture company. and pro forma financial information relating to this transaction, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, are not required.

                    NOTE: THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING US AND OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. SPECIFICALLY, THE STATEMENT IN THIS REPORT RELEASE CONCERNING THE PROJECTED REVENUES OF OUR JOINT VENTURE COMPANY IS A FORWARD-LOOKING STATEMENT. FORWARD-LOOKING STATEMENTS IN THIS REPORT REFLECT THE GOOD FAITH JUDGMENT OF OUR MANAGEMENT AND THE STATEMENTS ARE BASED ON FACTS AND FACTORS AS WE CURRENTLY KNOW THEM. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE OF THIS REPORT. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THE REPORT.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 9, 2004                IA Global, Inc.
                                        (Registrant)

                                        By: /s/ Alan Margerison
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                                            Alan Margerison
                                            President and
                                            Chief Executive Officer



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